UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2005

PRIME GROUP REALTY TRUST

(Exact name of registrant as specified in its charter)

MARYLAND                      1-13589          36-4173047

(State or other jurisdiction of    (Commission File (I.R.S. Employer

incorporation or organization)  Number) Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois                              60601

(Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300.

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Prime Group Realty Trust (the “Company”) issued a Press Release on July 5, 2005 disclosing that in connection with the closing, on July 1, 2005, of the merger of the Company with and into an affiliate of The Lightstone Group, LLC (“Lightstone”), the record date for certain of the Company’s distributions on its Series B Cumulative Redeemable Preferred Shares (Series “B” Shares) was fixed. The method for determining this record date was detailed in a previous press release issued by the Company on June 3, 2005. Accordingly, the Company funded on July 1, 2005 both (i) one quarterly distribution of $0.5625 per share on the Company’s Series “B” Preferred Shares to preferred shareholders of record as of June 15, 2005 and (ii) six quarters of distributions totaling an additional $3.3750 per share on the Company’s Series “B” Preferred Shares to preferred shareholders of record as of June 21, 2005. Under the Company’s charter, these distributions represent the distributions for the first quarter of 2004 through to and including the entire third quarter of 2005.

In addition, after the closing of the merger on July 1, 2005, the new Board of Trustees of the Company met and declared a distribution to the holder of the 26,488,389 common limited partnership units in the Company’s operating partnership and the 236,483 common shares of the Company, in an amount of $1.1225 per unit/share and having a record date and a payment date of July 5, 2005.

With respect to the payment of the distributions referred to above, there can be no assurance as to the timing and amounts of any future distributions, and the payment of these distributions at this time should not be construed to convey any degree of certainty with respect to future distribution payments. Management and the Company’s Board of Trustees review the Company’s cash position and the Company’s requirements for cash reserves each quarter prior to making any decision with respect to paying distributions.

A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1.

This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words, “will be,” “believes,” “expects,” “anticipates,” “estimates,” and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.
Exhibit No.	Description
99.1	Text of Press Release of Prime Group Realty Trust dated July 5, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

Dated: July 5, 2005	By:	/s/ Jeffrey A. Patterson

Jeffrey A. Patterson

President and Chief Executive Officer

EXHIBIT 99.1

PRIME GROUP REALTY TRUST DISCLOSES ACTUAL RECORD DATE

FOR SERIES “B” PREFERRED DIVIDENDS

AND DECLARES COMMON DIVIDEND

Chicago, IL. July 5, 2005 – Prime Group Realty Trust (NYSE: PGE-PB; the “Company”) announced today that in connection with the closing, on July 1, 2005, of the merger of the Company with and into an affiliate of The Lightstone Group, LLC (“Lightstone”), the record date for certain of the Company’s distributions on its Series “B” Preferred Shares was fixed. The method for determining this record date was detailed in a previous press release issued by the Company on June 3, 2005. Accordingly, the Company funded on July 1, 2005 both (i) one quarterly distribution of $0.5625 per share on the Company’s Series “B” Preferred Shares to preferred shareholders of record as of June 15, 2005 and (ii) six quarters of distributions totaling an additional $3.3750 per share on the Company’s Series “B” Preferred Shares to preferred shareholders of record as of June 21, 2005. Under the Company’s charter, these distributions represent the distributions for the first quarter of 2004 through to and including the entire third quarter of 2005.

In addition, after the closing of the merger on July 1, 2005, the new Board of the Company met and declared a distribution to the holder of the 26,488,389 common limited partnership interests in the Company’s operating partnership and the 236,483 common shares of the Company, in an amount of $1.1225 per unit/share and having a record date and a payment date of July 5, 2005.

With respect to the payment of the distributions referred to above, there can be no assurance as to the timing and amounts of any future distributions, and the payment of these distributions at this time should not be construed to convey any degree of certainty with respect to future distribution payments. Management and the Company’s Board of Trustees review the Company’s cash position and the Company’s requirements for cash reserves each quarter prior to making any decision with respect to paying distributions.

About the Company

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops and redevelops office and industrial real estate, primarily in metropolitan Chicago. The Company owns 11 office properties containing an aggregate of 4.6 million net rentable square feet, one industrial property comprised of approximately 120,000 square feet, three joint venture interests in office properties totaling 2.8 million net rentable square feet, and approximately 6.3 acres of land suitable for new construction. To learn more, visit the Company’s website at www.pgrt.com.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

CONTACT:

Jeffrey A. Patterson
President and CEO
(312) 917-1300